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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report: November 16, 1999
(Date of earliest event reported)


                Residential Funding Mortgage Securities II, Inc.

             (Exact name of registrant as specified in its charter)

DELAWARE                        333-77561              41-1808858
(State or Other Juris-         (Commission           (I.R.S. Employer
diction of Incorporation)     File Number)        Identification No.)


8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MINNESOTA           55437
(Address of Principal Executive Office)                              (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:(612) 832-7000



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ITEM 5. OTHER EVENTS.

               On November 16, 1999, the Registrant will cause the issuance and sale of $374,816,000 initial principal amount of Home Loan-Backed Notes, Series 1999-HI8, (the "Notes") pursuant to an Indenture to be dated as of November 24, 1999, between Home Loan Trust 1999-HI8, as issuer and The Chase Manhattan Bank, as Indenture Trustee.

               In connection with the sale of the Notes by Bear, Stearns & Co. Inc., Paine Webber Incorporated, and Residential Funding Securities Corporation (collectively, the "Underwriters"), the Registrant has been advised by the Underwriters, that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-77561, which Computational Materials are being filed manually as exhibits to this report.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials consist of the pages that appear after the Form SE cover SHEET AND THE PAGE HEADED "NOTICE". THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the Home Loans underlying the Notes (the "Home Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Loans will affect the actual yield, average life,



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        duration,  expected  maturity,  interest rate  sensitivity and cash flow characteristics of the Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (A)    FINANCIAL STATEMENTS.

               Not applicable.

        (B)    PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

        (C)    EXHIBITS

                     Item 601(a) of
                     Regulation S-K
EXHIBIT NO.          EXHIBIT NO.           DESCRIPTION

     1                   99            Computational Materials




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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.

                                                   BY:
                                                   Name:  Lisa Lundsten
                                                   Title: Vice President

Dated: November 16, 1999



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.

                                                   BY:    /S/LISA LUNDSTEN
                                                   Name:  Lisa Lundsten
                                                   Title: Vice President

Dated: November 16, 1999



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                                         EXHIBIT INDEX

              Item 601 (a) of           Sequentially
Exhibit       Regulation S-K            Numbered
NUMBER        EXHIBIT NO.               DESCRIPTION         PAGE

        1         99        Computational Materials        Filed Manually



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                                       -6-

                                     EXHIBIT

                             (Intentionally Omitted)



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